--------------------------------------------------------------------------------


Exhibit 32.1

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the accompanying annual report on Form 10-K of the Company for the fiscal year ended June 27, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 9, 2004                     /s/      James F. McCann
                                              James F. McCann
                                              Chairman and Chief Executive
                                              Officer

        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (1) the accompanying annual report on Form 10-K of the Company for the fiscal year ended June 27, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 9, 2004                     /s/      William E. Shea
                                              William E. Shea
                                              Senior Vice President and
                                              Chief Financial Officer